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                                                                    Exhibit 10.9

                           Western Digital Corporation
                      Summary of Compensation Arrangements
                                       for
                     Named Executive Officers and Directors

NAMED EXECUTIVE OFFICERS

This summary sheet reports current base salaries and certain other compensation for the current executive officers of Western Digital Corporation (the "Company") who were named in the Summary Compensation Table in the Company's Proxy Statement that was filed with the Securities and Exchange Commission in connection with the Company's 2006 Annual Meeting of Shareholders (the "Named Executive Officers").

                                                                       Current Base
Named Executive Officer                                                   Salary
-----------------------                                                ------------
John F. Coyne*                                                           $800,000
President and Chief Executive Officer

Raymond M. Bukaty                                                        $400,000
Senior Vice President, Administration, General Counsel and Secretary

Stephen D. Milligan                                                      $450,000
Senior Vice President and Chief Financial Officer

Hossein Moghadam**                                                       $400,000
Senior Vice President and Chief Technology Officer

Arif Shakeel***                                                          $800,000
Special Advisor to the Chief Executive Officer

*    The following applies with respect to Mr. Coyne's compensation by the
     Company:

     - On September 21, 2004, the Company entered into a Long-Term Retention Agreement - Cash with Mr. Coyne, which was filed as an exhibit to the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission for the fiscal year ending June 30, 2006, which is incorporated herein by reference.

     - On May 14, 2006, the Compensation Committee of the Board of Directors (the "Board") granted to Mr. Coyne a performance cash award as disclosed in Item 1.01 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2006, which is incorporated herein by reference. Payout of the cash award is dependent upon the Company's achievement of financial goals established by the Compensation Committee of the Board on September 14, 2006, as disclosed in Item 1.01 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2006, which is incorporated herein by reference.

     - On October 31, 2006, the Company entered into an employment agreement with Mr. Coyne, as disclosed in Item 1.01 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 2, 2006, which is incorporated herein by reference.

     - Also on October 31, 2006, the Compensation Committee of the Board granted to Mr. Coyne two performance cash awards, as disclosed in Item
          1.01 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 2, 2006, which is incorporated herein by reference. Payout of these two cash awards is dependent upon the Company's achievement of financial goals established by the Compensation Committee of the Board on November 8, 2006, as disclosed in Item 5.02 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2006, which is incorporated herein by reference.

**   The following applies with respect to Dr. Moghadam's compensation by the
     Company:

     - On September 21, 2004, the Company entered into a Long-Term Retention Agreement - Cash, with Dr. Moghadam, which was filed as an exhibit to the Company's annual report on Form 10-K, filed with the Securities and Exchange Commission on September 14, 2005, which is incorporated herein by reference.

     - On February 15, 2006, the Compensation Committee of the Board granted to Dr. Moghadam a long-term cash award that is payable dependent upon the Company's achievement of pre-determined financial goals established by the Compensation Committee of the Board on February 15, 2006, as disclosed in Item 1.01 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2006, which is incorporated herein by reference.

*** On August 25, 2005, the Company entered into an employment agreement with Mr. Shakeel, effective October 1, 2005, as disclosed in Item 1.01 of the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on August 26, 2005, which is incorporated herein by reference. On October 31, 2006, the Company entered into an amendment to the employment agreement with Mr. Shakeel, as disclosed in Item 1.01 of the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on November 2, 2006, which is incorporated herein by reference.

     The Named Executive Officers received cash bonus awards for the first half of fiscal year 2007 in accordance with the performance goals disclosed in
     Item 1.01 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 23, 2006, which is incorporated herein by reference. In addition, on November 9, 2006, the Compensation Committee of the Board established the performance goals for the cash bonus awards that the Named Executive Officers are eligible to receive for the second half of fiscal year 2007, as disclosed in Item 5.02 of the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on November 14, 2006, which is incorporated herein by reference.

     The Named Executive Officers are entitled to participate in various Company plans as set forth in the exhibits to the Company's filings with the Securities and Exchange Commission.

     In addition, the Named Executive Officers may be eligible to receive perquisites and other personal benefits as disclosed in the Company's Proxy Statement.

DIRECTORS

     The Company's non-employee directors currently receive an annual retainer of $75,000 in January, or if they join the Board at a later date, they receive a proportion of the annual fee corresponding to the period for which they serve. The non-employee chairman of the Board receives a quarterly retainer of $25,000. If a lead independent director has been designated by the Board, the lead independent director receives a quarterly retainer of $5,000. The chairman of the audit committee of the Board receives an annual retainer of $15,000, the chairman of the compensation committee of the Board receives an annual retainer of $10,000 and the chairman of the governance committee of the Board receives an annual retainer of $7,500. All audit committee members, including the chairman, receive an annual retainer of $10,000. All compensation committee members, including the chairman, receive an annual retainer of $5,000. All governance committee members, including the chairman, receive an annual retainer of $2,500. Non-employee directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings, but directors do not receive separate payments for attendance at Board and committee meetings.

     Messrs. Coyne and Shakeel, who are employees of the Company, do not receive any compensation for their service on the Board or any Board committee.

     The Company's non-employee directors are entitled to participate in various other Company plans as set forth in the exhibits to the Company's filings with the Securities and Exchange Commission.